BRIDGEWAY FUNDS, INC.

Blue Chip 35 Index Fund

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

May 31, 2019

Dear Shareholder:

I am writing to inform you of an important change in an investment policy (the “Policy”) for the Blue Chip 35 Index Fund (the “Fund”). The Policy provides that, under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue chip company stocks included within the Index. The “Index,” as referenced in the Policy, is the Bridgeway Ultra-Large 35 Index (the “Index”), a proprietary Index composed by Bridgeway Capital Management, Inc. (the “Adviser”). The Fund had adopted the Policy, in accordance with Securities and Exchange Commission regulations, because the Fund’s name includes the word “Index.”

At the recommendation of the Adviser, on May 31, 2019, the Board of Directors of Bridgeway Funds, Inc. (the “Company”), approved, among other things, a change in the name of the Fund from “Blue Chip 35 Index Fund” to “Blue Chip Fund” as well as a revised Policy for the Fund.

Because the Fund’s new name will not contain the words “Index”, we are sending you this notice that the Policy will no longer apply after July 31, 2019. Until such time, the Fund will continue to invest, under normal circumstances, in accordance with the Policy. The revised Policy provides, that, under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, the Adviser considers “blue-chip stocks” as stocks issued by the largest 150 U.S. companies as defined by market capitalization.

A Supplement to the Fund’s prospectus dated October 31, 2018 accompanies this notice. The Supplement sets forth all of the disclosure changes made, or to be made, to the Fund’s prospectus in connection with the name change and Policy change described above. As indicated in the Supplement, the Fund name change became effective on May 31, 2019, while the other changes will become effective on July 31, 2019.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

/s/ Tammira Philippe

Tammira Philippe

President

Bridgeway Funds, Inc.

BRIDGEWAY FUNDS, INC.

Aggressive Investors 1 Fund

Ultra-Small Company Fund

Ultra-Small Company Market Fund

Small-Cap Growth Fund

Small-Cap Value Fund

Blue Chip 35 Index Fund

Managed Volatility Fund

Supplement dated May 31, 2019

to the Prospectus dated October 31, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Blue Chip 35 Index Fund (the “Fund”)

1.

On May 31, 2019, the Board of Directors of Bridgeway Funds, Inc. approved, among other things, a change in the name of the Fund from “Blue Chip 35 Index Fund” to “Blue Chip Fund,” effective immediately. All references to the Fund’s former name in the Prospectus are replaced accordingly.

2.	Effective July 31, 2019, the Prospectus is amended as follows:

a.	All references to, and information regarding, the Bridgeway Ultra-Large 35 Index in the Prospectus are deleted in their entirety.

b.	The information under the heading “Principal Investment Strategies” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing in blue-chip stocks, while minimizing the distribution of capital gains and minimizing costs. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, Bridgeway Capital Management Inc. (the “Adviser”) considers “blue-chip stocks” to be stocks issued by the largest 150 U.S. companies as defined by market capitalization. As of September 30, 2018, more than 99% of the Fund’s net assets were invested in blue-chip stocks.

The Adviser selects stocks within the blue-chip category using a statistically driven approach. The Fund seeks to hold the stocks of approximately 35 blue-chip companies, excluding any tobacco companies and ensuring reasonable industry diversification. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors. Each stock is roughly equally weighted in the

Fund. The Fund may purchase stock market index futures in order to equitize cash (i.e. to gain exposure to the U.S. equity market).

c.	The following information under the heading “Principal Risks” on page 28 of the Prospectus is deleted in its entirety and replaced with the following:

Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

While large companies tend to exhibit less price volatility than small companies, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

The Fund is also subject to the risk that blue chip stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment.

Companies with similar characteristics may be grouped together in broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

The Fund’s use of futures to equitize cash may increase the volatility of the Fund and, if the transaction is not successful, could result in a loss to the Fund. The use of derivative instruments, such as futures, could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price.

The Adviser uses statistical analyses and models to select investments for the Fund. Any imperfections, errors or limitations in the models or analyses and therefore any decisions made in reliance on such models or analyses could expose the Fund to potential risks. In addition, the models used by the Adviser assume that certain historical statistical relationships will continue. These models are constructed based on historical data supplied by third parties and, as a result, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.

The Fund may invest in a small number of companies, which may add to Fund volatility.

d.	The section titled “What Are the “Active” Blue Chip Companies in the Index as of September 30, 2018?” on page 46 is deleted in its entirety.

e.	The information under the heading “Additional Fund Information” on page 46 of the Prospectus is deleted in its entirety and replaced with the following:

Blue Chip Fund

The Blue Chip Fund seeks to achieve its investment objective primarily through capital appreciation by investing in blue-chip stocks, while minimizing the distribution of capital gains and minimizing costs. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in blue-chip stocks as determined at the time of purchase. For purposes of the Fund’s investments, Bridgeway Capital Management, Inc. (the “Adviser”) considers “blue-chip stocks” to be stocks issued by the largest 150 U.S. companies as defined by market capitalization. As of September 30, 2018, more than 99% of the Fund’s net assets were invested in blue-chip stocks.

The Adviser selects stocks within the blue-chip category for the Fund using a statistically driven approach. To the extent the Fund seeks to achieve its investment objective of long-term total return on capital through income that income will almost exclusively be derived from dividends paid by the companies held in the Fund’s portfolio. However, not all of the companies held in the Fund will pay dividends.

The Fund may purchase stock market index futures in order to equitize cash. Although the Fund seeks investments across a number of sectors, from time to time, based on portfolio positioning, the Fund may have significant positions in particular sectors.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Composition: The Fund seeks to hold the stocks of approximately 35 blue-chip companies, excluding any tobacco companies and ensuring reasonable industry diversification. At times, however, the Fund may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. Each stock is roughly equally weighted in the Fund and additional weight is periodically given to the stocks with the greatest decline in price. As of September 30, 2018, Fund companies ranged from $100 billion to $1.09 trillion in market capitalization (market size).

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, while incurring low costs and minimizing taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as Individual Retirement Plans (“IRAs”). It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market correction.

f.	The following is added under the heading “Principal Risks” beginning on page 49 of the Prospectus:

Focus Investing Risk – Blue Chip (Blue Chip Fund): Investing in a small number of companies may add to Fund volatility. It exposes the shareholder to company specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

g.	“Index Tracking Risk” under the heading “Principal Risks” on page 51 of the Prospectus is deleted in its entirety.

h.	The fifth paragraph under the heading “Policy Regarding Excessive or Short-Term Trading of Fund Shares” on page 61 is deleted its entirety and replaced with the following:

Certain Funds such as Ultra-Small Company, Ultra-Small Company Market, Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds, may invest in equities that have low liquidity and therefore may be more susceptible to these risks. In addition, Ultra-Small Company Market Fund is designed to track certain markets and also may be exposed to greater risk due to short-term and excessive trading.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

BRIDGEWAY FUNDS, INC.

Aggressive Investors 1 Fund

Ultra-Small Company Fund

Ultra-Small Company Market Fund

Small-Cap Growth Fund

Small-Cap Value Fund

Blue Chip 35 Index Fund

Managed Volatility Fund

Supplement dated May 31, 2019

to the Statement of Additional Information dated October 31, 2018

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Blue Chip 35 Index Fund (the “Fund”)

1.

On May 31, 2019, the Board of Directors of Bridgeway Funds, Inc. approved, among other things, a change in the name of the Fund from “Blue Chip 35 Index Fund” to “Blue Chip Fund,” effective immediately. All references to the Fund’s former name in the SAI are replaced accordingly.

2.	Effective July 31, 2019, the SAI is amended as follows:

a.	All references to, and information regarding, the Bridgeway Ultra-Large 35 Index in the SAI are deleted in their entirety.

b.	Non-fundamental investment restriction number 16 under the heading “Investment Policies and Restrictions” on page 12 of the SAI is deleted in its entirety.

c.	The fourth paragraph under the heading “Disclosure of Portfolio Holdings” on page 19 of the SAI is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE